FORM 8-K



                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                    CURRENT REPORT



                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934



                                    MARCH 15, 1994
                          ----------------------------------
                                    Date of Report
                          (Date of Earliest Event Reported)



                        MRI BUSINESS PROPERTIES FUND, LTD. III
                       ----------------------------------------
                             (Exact name of registrant as
                              specified in its charter)


                   0-15348            CALIFORNIA          94-2969782
                 -----------        -------------       -------------
                (Registration      (State or Other      (IRS Employer
                     File          Jurisdiction of      Identification
                   Number)          Incorporation)         Number)


                    950 TOWER LANE, FOSTER CITY, CALIFORNIA  94404
                   ------------------------------------------------
                 (Address of principal executive offices)  (Zip Code)



                 Registrant's telephone number, including area code:

                                    (415) 378-7000

                     (800) 366-6707 ... WATS LINE FOR ALL STATES

     ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     (a) The Registrant was organized to acquire, hold for investment, and sell income-producing real property. In the ordinary course of its business the Registrant's interest in the Washington Park Hotel Associates joint venture, which owned the Radisson Park Terrace Hotel located in Washington, D.C. was sold on March 15, 1994.

     TERMS OF ORIGINAL ACQUISITION

               A 65 percent interest in the Washington Park Hotel Associates, a joint venture, was purchased by the Registrant on September 12, 1986 for a cash investment of $14,449,000. Of the total, $13,080,000 represented cash down payment and $1,369,000 representing acquisition fees and miscellaneous costs.

     TERMS OF DISPOSITION AND FINANCING

               The Registrant's 65 percent interest in the Washington Park Hotel Associates joint venture was sold on March 15, 1994. The gross sales price is a cash payment of $1,455,000. After payment of estimated expenses of sale of $7,000, the proceeds to the Registrant were approximately $1,448,000.

     CARRYING AMOUNT AT DATE OF SALE

               At the date of sale, the carrying value of the Registrant's investment in the joint venture, net of a $7,363,000 provision for impairment of value recognized in 1990 and 1992, for financial statement purposes was $848,000 and for tax reporting purposes was $5,758,000.

     GAIN (LOSS) ON SALE

               Under the accrual method of accounting, the estimated gain of $600,000 from the sale of the Registrant's interest in the Washington Park Hotel Associates joint venture was recognized at the time of sale. Under the tax method of accounting, the estimated capital loss is $4,300,000.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)       Financial statements.
               Not applicable.

     (b)       Pro Forma Financial Information.
               Historical financial information and Pro Forma financial information relating to the sale of Washington Park Hotel Associates are included in this Form 8-K.

     (c)       Exhibits.
               Upon their receipt, Registrant will amend its Form 8-K to include the disposition documents for Washington Park Hotel Associates

                                                       MRI BUSINESS PROPERTIES FUND, LTD. III
                                            (A LIMITED PARTNERSHIP)

                               PRO FORMA CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                               DECEMBER 31, 1993
                                                        PRO FORMA       PRO FORMA
                                                       ADJUSTMENTS     ADJUSTMENTS     PRO FORMA
                                         HISTORICAL      (NOTE 1)       (NOTE 2)       (NOTE 3)

                                                    ASSETS
     CASH AND CASH EQUIVALENTS        $ 5,455,000    $   (675,000)  $    201,000   $  4,981,000
     CASH INVESTMENTS                   3,463,000               -              -      3,463,000
     ACCOUNTS AND INTEREST
      RECEIVABLE - NET                  1,758,000        (820,000)      (408,000)       530,000
     INVENTORIES AND OPERATING
      SUPPLIES                            499,000        (347,000)      (117,000)        35,000
     PREPAID EXPENSES AND OTHER ASSETS    393,000         (85,000)       (81,000)       227,000

     PROPERTIES AND IMPROVEMENTS      111,712,000     (37,406,000)   (26,424,000)    47,882,000
     ACCUMULATED DEPRECIATION         (30,845,000)     10,623,000      5,968,000    (14,254,000)
     ALLOWANCE FOR
      IMPAIRMENT OF VALUE             (14,348,000)      6,985,000      7,363,000              -
                                      -----------    ------------   ------------   ------------
     NET PROPERTIES AND IMPROVEMENTS   66,519,000     (19,798,000)   (13,093,000)    33,628,000

     DEFERRED FINANCING COSTS - NET       151,000         (47,000)              -       104,000
                                      -----------    ------------   ------------   ------------
     TOTAL ASSETS                     $78,238,000    $(21,772,000)  $(13,498,000)  $ 42,968,000
                                      ===========    ============   ============   ============
                                     LIABILITIES AND PARTNERS' DEFICIENCY

     ACCOUNTS PAYABLE                 $ 1,737,000    $ (1,338,000)  $   (126,000)  $    273,000
     ACCRUED INTEREST                     864,000        (452,000)      (355,000)        57,000
     ACCRUED PROPERTY TAXES               743,000        (624,000)       (19,000)       100,000
     PAYABLE TO AFFILIATE OF JOINT
      VENTURE PARTNER                   1,581,000      (1,581,000)             -              -
     DUE TO UNCONSOLIDATED
      JOINT VENTURE                       103,000               -              -        103,000
     OTHER LIABILITIES                  1,491,000        (757,000)      (176,000)       558,000
     NOTE PAYABLE TO AFFILIATE OF JOINT
      VENTURE PARTNER                   2,500,000      (2,500,000)             -              -

     NOTES PAYABLE                     51,795,000     (15,000,000)   (13,731,000)    23,064,000
                                      -----------    ------------   ------------   ------------
     MINORITY INTEREST IN
      JOINT VENTURES                        1,000          (1,000)              -              -
                                      -----------    ------------    -----------   ------------
     PARTNERS' EQUITY (DEFICIENCY):
      GENERAL PARTNER                  (1,993,000)         10,000         18,000     (1,965,000)
      LIMITED PARTNERS (109,027 units
,027 units
       outstanding at
       September 30, 1993 and 1992)    19,416,000         471,000        891,000     20,778,000
                                      -----------    ------------   ------------   ------------
     TOTAL PARTNERS' EQUITY            17,423,000         481,000        909,000     18,813,000
                                      -----------    ------------   ------------   ------------
     TOTAL LIABILITIES AND
      PARTNERS' EQUITY                $78,238,000    $(21,772,000)  $(13,498,000)  $ 42,968,000
                                      ===========    ============   ============   ============


                          See notes to consolidated financial statements (unaudited).

                                    MRI BUSINESS PROPERTIES FUND, LTD. III
                                            (A LIMITED PARTNERSHIP)

                          PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                                     FOR THE YEAR ENDED SEPTEMBER 30, 1993
                                                        PRO FORMA       PRO FORMA
                                                       ADJUSTMENTS     ADJUSTMENTS
                                         HISTORICAL      (NOTE 1)       (NOTE 2)       PRO FORMA
     REVENUES:
        Room revenue                  $25,748,000    $ (7,975,000)   $(5,197,000)   $12,576,000
        Food and beverage revenue       5,848,000      (4,387,000)    (1,461,000)             -
        Other operating revenue         1,975,000        (793,000)      (404,000)       768,000
        Interest and other                329,000         (56,000)             -        273,000
                                     ------------    ------------    -----------    -----------
        Total revenues                 33,900,000     (13,211,000)    (7,072,000)    13,617,000
                                     ------------    ------------    -----------    -----------
     EXPENSES (including $1,227,000 paid to an
      affiliate of the joint venture partners,
      general partner and affiliates in 1993):

        Room expenses                   6,810,000      (2,405,000)    (1,259,000)     3,146,000
								Food and beverage expenses5,491,000(4
        Equity in Unconsolidated joint
         venture's operations           1,370,000               -              -      1,370,000
        Interest                        3,498,000        (737,000)      (748,000)     2,013,000
        Depreciation and amortization   2,663,000        (619,000)             -      2,044,000
        General and administrative        415,000               -              -        415,000
                                     ------------     -----------    -----------    -----------
        Total expenses                 34,871,000     (13,906,000)    (6,443,000)    14,522,000
      34,871,000     (13,906,000)    (6,443,000)    14,522,000
                                     ------------     -----------    -----------    -----------
     INCOME  (LOSS)  BEFORE
       MINORITY  INTEREST  IN
       JOINT  VENTURES'  OPERATIONS      (971,000)        695,000       (629,000)      (905,000)

     MINORITY  INTEREST  IN
       JOINT  VENTURES'  OPERATIONS          28,000          (28,000)                          -                        -
                                      -----------    ------------    -----------   ------------
     NET  INCOME  (LOSS)            $    (943,000)$        667,000 $    (629,000)$      (905,000)
                                      ===========    ============    ===========   ============
     NET  INCOME  (LOSS)  PER  LIMITED
       PARTNERSHIP  UNIT                      $(8)             $6            $(6)           $(8)
                                              ===              ==            ===            ===


                       See  notes  to  consolidated  financial  statements  (unaudited).

                                  MRI  BUSINESS  PROPERTIES  FUND,  LTD.  III
                                           (A  LIMITED  PARTNERSHIP)

                       PRO  FORMA  CONSOLIDATED  STATEMENTS  OF  OPERATIONS  (UNAUDITED)
                             FOR  THE  FIRST  QUARTER  ENDED  DECEMBER  31,  1993
                                                        PRO  FORMA     PRO  FORMA
                                                       ADJUSTMENTS     ADJUSTMENTS
                                         HISTORICAL     (NOTE  1)       (NOTE  2)     PRO  FORMA
     REVENUES:
        Room  revenue                $  6,929,000     $(2,648,000)   $(1,288,000)  $  2,993,000
        Food  and  beverage  revenue    1,777,000      (1,365,000)      (412,000)             -
        Other  operating  revenue         537,000        (240,000)       (86,000)       211,000
        Interest  and  other               54,000         (16,000)                        -            38,000
                                      -----------     -----------    -----------    -----------

        Total  revenues                 9,297,000      (4,269,000)    (1,786,000)     3,242,000
        Room  expenses                  1,692,000        (590,000)      (312,000)       790,000
        Food  and  beverage  expenses   1,499,000      (1,167,000)      (332,000)             -
        Other  operating  expenses      3,464,000      (1,389,000)      (743,000)     1,332,000
        Equity  in  unconsolidated
          joint  ventures  operations     106,000               -              -        106,000
        Interest                          507,000          (11,000)            -        496,000
        Depreciation  and  amortization   386,000               -              -        386,000
        General  and  administrative        125,000                        -                        -        125,000
                                      -----------     -----------     ----------    -----------
        Total  expenses                 7,779,000      (3,157,000)    (1,387,000)     3,235,000
                                      -----------     -----------     ----------    -----------
     INCOME  (LOSS)  BEFORE  MINORITY  INTEREST
       IN  JOINT  VENTURES'  OPERATIONS 1,518,000      (1,112,000)      (399,000)         7,000

     MINORITY  INTEREST  IN  JOINT  VENTURES'
       OPERATIONS                        (445,000)        445,000                      -                      -
                                      -----------     -----------     ----------    -----------
     NET  INCOME  (LOSS)             $  1,073,000   $    (667,000)   $  (399,000)$          7,000
                                      ===========     ===========     ==========    ===========
     NET  INCOME  (LOSS)  PER  LIMITED
       PARTNERSHIP  UNIT                      $10             $(6)           $(4)            $-
                                              ===             ===            ===             ==


                       See  notes  to  consolidated  financial  statements  (unaudited).

     BASIS  OF  PRESENTATION

     NOTE  1.

        As  reported  in  a  previously  filed  Form  8-K,  the  Registrant
     sold  the  Park  Hyatt  Chicago  on  March  7,  1994.    Accounts
     related  to  the  Park  Hyatt  Chicago  have  been  eliminated  as
     presented  by  the  pro  forma  adjustments.    See  Note  3  below.

     NOTE  2.

        The  Registrant  sold  the  Radisson  Park  Terrace  on  March  15,
     1994.    Accounts  related  to  the  Radisson  Park  Terrace  have  been
     eliminated  as  presented  by  the  pro  forma  adjustments.    See  Note
     3  below.

     NOTE  3.

     The  unaudited  statements  present  the  pro  forma  consolidated balance sheet at December 31, 1993, had the Registrant sold the Park Hyatt Chicago and the Radisson Park Terrace on December 31,
     1993 and the pro forma consolidated statements of operations for the year ended September 30, 1993 and for the three months  ended  December  31,  1993,  had  the  Registrant  sold  the
     Park  Hyatt  Chicago  and  the  Radisson  Park  Terrace  at  the
     beginning  of  each  period  presented.    The  unaudited  statements  also
     present  the  historical  figures  as
     previously  reported  in  the  appropriate  Form  10-K  and  10-Q
     Reports.

     No provision for Federal and state income taxes has been made in the historical or pro forma consolidated financial statements because income taxes are the obligation of the partners.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             REGISTRANT

                       MRI  BUSINESS  PROPERTIES  FUND,  LTD.  III


                       By:   Montgomery  Realty  Company  -  85,
                             its  managing  General  Partner


                       By:   Fox  Realty  Investors,
                             the  general  partner
                             of  the  General  Partner


                       By:   NPI  Equity  Investments  II,  Inc.
                             ("NPI  Equity  II"),
                             its  managing  partner


                              By:/s/  Arthur  N.  Queler
                                --------------------------------------
                                Arthur  N.  Queler
                                Executive  Vice  President  (Principal
                                Financial  and  Accounting  Officer)
                                and  Director  of
                                NPI  Equity  II



                              Date:      March  20,  1994